PROSPECTUS




                               THE GRANDVIEW FUNDS



                   Series of the GrandViewSM Investment Trust

GrandView Investment Trust (the "Trust") is an open-end, registered management investment company offering two mutual funds described in this Prospectus:
GrandView REIT Index Fund and GrandView Realty Growth Fund (the "Funds"). The GrandView Realty Growth Fund is a non-diversified fund. The Funds' investment adviser is GrandView Advisers, Inc. (the "Adviser").

The Funds are designed to provide an investor with focused investment alternatives within the real estate industry. Each Fund invests primarily in securities of companies in the real estate industry, including real estate investment trusts ("REITs"). The Funds differ in the degree to which they emphasize active or passive account management and employ different policies to achieve their objectives:

GrandView REIT Index Fund seeks to provide investment results that exhibit a high correlation and resemble those of the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index. The Fund seeks to achieve its objective by investing in the equity securities that compose The GrandView REIT Index, an Index developed and maintained by the Adviser, which currently consists of the equity securities of 60 REITs.

GrandView Realty Growth Fund seeks long-term growth of capital, with current income as a secondary objective, by investing primarily in equity securities of real estate companies.

Mutual fund shares are not deposits or obligations of, or endorsed or guaranteed by, any bank or insured depositary institution, nor are they insured or otherwise protected by the Federal Deposit Insurance Corporation or any other agency. Investments in mutual funds involve investment risk, including possible loss of principal.

This Prospectus sets forth concisely the basic information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the Funds or by calling
(800) 773-3863. The Statement of Additional Information is incorporated into this Prospectus by reference. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 December 31, 1997

                                TABLE OF CONTENTS


FEE TABLE....................................................................  3

FINANCIAL HIGHLIGHTS.........................................................  4

ADVANTAGES OF INVESTING......................................................  6

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS.............................  6

MANAGEMENT OF THE FUNDS...................................................... 10

INFORMATION ABOUT FUND SHARES................................................ 13
         How to Purchase Shares.............................................. 13
         Net Asset Value and Pricing of Orders............................... 16
         How to Exchange Shares.............................................. 16
         How to Redeem Shares................................................ 17
         Dividends and Distributions......................................... 18
         Tax Matters......................................................... 19
         Performance Information............................................. 19
         Description of Shares and Voting Rights............................. 20

APPENDIX A:  DESCRIPTION OF BOND RATINGS..................................... 22

APPENDIX B:  CERTAIN INVESTMENT PRACTICES.................................... 25

                                    FEE TABLE

The following table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in a Fund.

                                                        REIT     Realty
                                                        Index    Growth
                                                        Fund     Fund

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge on Purchases1 ..................   3.00%    4.50%
  (as a percentage of offering price)
Maximum Sales Charge on
  Reinvestment of Dividends .........................   None      None
Deferred Sales Charge ...............................   None      None
Redemption Fee* .....................................   1.00%2    None
  (as a percentage of amount redeemed, if applicable)
Exchange Fee ........................................   None      None

* The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Funds $7.00 per transaction for wiring redemption proceeds.

ANNUAL OPERATING EXPENSES:
  (after fee waivers and expense reimbursements)
  (as a percentage of average net assets)

Management Fees3 ..................................     0.00%     0.00%
12b-1 Fees4 .......................................     0.25%4    0.25%
Other Expenses3 ...................................     0.80%     1.75%
                                                        ----      ----
  Total Operating Expenses3                             1.05%     2.00%

1 Reduced for larger purchases. Certain purchases by participants in a "Group Plan" and certain other investors are not subject to an initial sales charge. See "Information About Fund Shares -- How to Purchase Shares."

2 The maximum redemption fee applies to redemptions in the first six months after purchase. These fees are subsequently reduced and after one year are eliminated. See "Information About Fund Shares -- How to Redeem Shares."

3 The "Total Operating Expenses" shown above are based on actual operating expenses incurred by each Fund for the fiscal year ended March 31, 1997, which, after fee waivers and expense reimbursements, were 1.04% and 1.89% of average net assets of the GrandView REIT Index and Realty Growth Funds, respectively, but restated to reflect the expenses anticipated to be incurred by the Funds for the current fiscal year (assuming payment of the 12b-1 fees described under footnote 4 below). Absent such waivers and reimbursements, the percentages for "Management Fees" and "Total Operating Expenses" for the fiscal year ended March 31, 1997 would have been 0.35% and 7.59%, respectively, for the REIT Index Fund and 1.00% and 9.59%, respectively, for the Realty Growth Fund. The Adviser has voluntarily agreed to limit the expenses of each Fund. Under this arrangement, the Adviser will waive management fees and reimburse other operating expenses to the extent needed to limit each Fund's expenses to the percentage of its average net assets shown above as "Total Operating Expenses." This agreement applies for the fiscal year ending March 31, 1998, and there is no assurance that it will be extended after that date.

4 The Trust's Distribution Plan permits the imposition of a 12b-1 fee not to exceed 0.25% of each Fund's net assets. The Trust has not imposed this fee previously with respect to the REIT Index Fund. The Trust intends to begin imposing this fee with respect to the REIT Index Fund, effectively 60 days from the date of this Prospectus.

Example: You would pay the following fees and expenses (including the maximum initial sales charge) on a $1,000 investment in a Fund, assuming a 5% annual return, reinvestment of all dividends and distributions, and constant expenses, with or without redemption at the end of each time period:

 Fund                       1 Year   3 Years    5 Years   10 Years
 REIT Index Fund              $40      $ 62       $86       $154
 Realty Growth Fund           $64      $105       $148      $267

The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

For further information regarding investment advisory fees, 12b-1 fees and other expenses of the Funds, see "Management of the Funds -- Adviser," "Management of the Funds -- Distributor" and "Information about Fund Shares--How to Purchase Shares."

                              FINANCIAL HIGHLIGHTS

The financial data included in the tables below has been derived from audited financial statements of the Funds. The financial data for the fiscal year ended March 31, 1997, and for the period from July 3, 1995 (commencement of operations) to March 31, 1996, has been derived from financial statements audited by KPMG Peat Marwick LLP, independent auditors, whose reports covering such periods are included in the Statement of Additional Information. The information in the tables below should be read in conjunction with each Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds at (800) 773-3863. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may be obtained at no charge by calling the Funds.

                                                  GRANDVIEW REIT INDEX FUND

                                       (For a Share Outstanding Throughout the Period)

                                                                                     Year Ended                Period Ended
                                                                                 March 31, 1997              March 31, 1996(a)

Net asset value, beginning of period                                                     $10.21                      $10.00
     Income from investment operations
                Net investment income                                                      0.50                        0.33
                Net realized and unrealized gain on investments                            2.38                        0.32
                                                                                           ----                        ----
                     Total from investment operations                                      2.88                        0.65
                                                                                           ----                        ----
     Distributions to shareholders from
                Net investment income                                                     (0.50)                      (0.33)
                Tax return of capital                                                     (0.05)                       0.00
                Net realized gain from investment transactions                            (0.01)                      (0.11)
                                                                                         ------                      ------
                     Total distributions                                                  (0.56)                      (0.44)
                                                                                         ------                      ------
Net asset value, end of period                                                           $12.53                      $10.21
                                                                                         ======                      ======

Total return (b)                                                                          28.85%                      6.40%
                                                                                         ======                       =====
Ratios/supplemental data
     Net assets, end of period                                                       $1,467,098                    $252,793
                                                                                     ==========                    ========
     Ratio of expenses to average net assets
                Before expense reimbursements and waived fees                              7.59%                     20.63%(c)
                After expense reimbursements and waived fees                               1.04%                      1.05%(c)


     Ratio of net investment income (loss) to average net assets
                Before expense reimbursements and waived fees                             (2.16)%                   (13.66)%(c)
                After expense reimbursements and waived fees                               4.38%                      5.86%(c)
     Portfolio turnover rate                                                              23.38%                     47.46%
     Average commission rate paid (d)                                                    $0.0698


                                                GRANDVIEW REALTY GROWTH FUND

                                       (For a Share Outstanding Throughout the Period)

                                                                                           Year Ended          Period Ended
                                                                                       March 31, 1997        March 31, 1996(a)

Net asset value, beginning of period                                                           $10.09                $10.00
     Income from investment operations
                Net investment income                                                            0.33                  0.20
                Net realized and unrealized gain on investments                                  4.14                  0.36
                                                                                                 ----                  ----
                     Total from investment operations                                            4.47                  0.56
                                                                                                 ----                  ----
     Distributions to shareholders from
                Net investment income                                                          (0.33)                (0.20)
                Net realized gain from investment transactions                                 (1.53)                (0.22)
                Tax return of capital                                                          (0.01)                (0.05)
                                                                                               ------                ------
                     Total distributions                                                       (1.87)                (0.47)
                                                                                               ------                ------
Net asset value, end of period                                                                 $12.69                $10.09
                                                                                               ======                ======
Total return (b)                                                                               45.12%                 5.70%
                                                                                               ======                 =====
Ratios/supplemental data
     Net assets, end of period                                                             $1,158,023              $182,022
                                                                                           ==========              ========
     Ratio of expenses to average net assets
                Before expense reimbursements and waived fees                                   9.59%                31.34%(c)
                After expense reimbursements and waived fees                                    1.89%                 2.00%(c)
     Ratio of net investment income (loss) to average net assets
                Before expense reimbursements and waived fees                                 (4.58)%               (25.55)%(c)
                After expense reimbursements and waived fees                                    3.12%                 3.62% (c)
     Portfolio turnover rate                                                                  197.90%                44.44%
     Average commission rate paid (d)                                                         $0.0367

(a) For the period from July 3, 1995 (commencement of operations) to March 31, 1996.

(b)      Total return does not reflect payment of a sales charge.

(c)      Annualized.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Funds prior to March 31, 1997.

                             ADVANTAGES OF INVESTING

Investing in the Funds is a convenient way to participate in the real estate industry or in particular sectors of the real estate industry. The Trust believes that for most investors the Funds afford a number of advantages over direct investment in real estate, including:

         o        greater diversification;

         o        continuous professional management;

         o        convenience; and o liquidity.

However, investment in the Funds also involves risks, and investment in either Fund, or even in both Funds, should not be viewed as a complete investment program. See "Investment Objectives, Policies and Risk Factors--Risks of Investing."


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Funds are designed to provide an investor with focused investment alternatives within the real estate industry. Each Fund invests primarily in securities of real estate investment trusts ("REITs") and other real estate industry companies. The Funds differ in the degree to which they emphasize active or passive account management and employ different policies to achieve their objectives.

As a fundamental policy (which cannot be changed without shareholder approval), each Fund will invest at least 25% of its assets in the real estate industry. Under normal circumstances, the assets of the REIT Index Fund are invested primarily in equity securities of REITs comprising the GrandView REIT Index, while at least 65% of the total assets of the Realty Growth Fund are invested in equity securities of REITs and other real estate industry companies. For these purposes, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. In addition to REITs, real estate industry companies include brokers or real estate developers, as well as companies with substantial real estate holdings (i.e., at least 50% of their total assets), such as paper and lumber producers and hotel and entertainment companies. The equity securities of real estate industry companies in which the Realty Growth Fund will invest include common stock, shares of beneficial interest and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock. The debt securities of real estate industry companies in which the Realty Growth Fund may invest include bonds, notes and other short-term debt obligations. The mortgage-backed securities in which the Realty Growth Fund may invest include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs").

The Realty Growth Fund may also invest up to 35% of its total assets in securities of issuers which are or are affiliated with companies whose products or services are related to the real estate industry like building supplies, mortgage servicing or the provision of utility or transportation services. In addition, the Realty Growth Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry whose real estate assets are substantial relative to the price of the companies' securities or whose securities the Adviser believes to be undervalued or to provide income or the opportunity for capital appreciation. In pursuit of its objectives, either Fund may employ various management techniques, certain of which may be used in an attempt to hedge risks associated with the Fund's investments. See "Certain Other Investment Practices."

For temporary defensive purposes, the Realty Growth Fund may invest up to 100% of its total assets in short-term investments, as described below under "Other Eligible Investments." The Fund would assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be undue risk in being substantially invested in real estate industry companies. Each Fund (including the REIT Index Fund) may also make short-term investments for liquidity purposes (e.g., in anticipation of redemptions or purchases of securities).

The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented.

REIT Index Fund

The investment objective of the REIT Index Fund is to provide its investors with investment results that exhibit a high correlation and resemble those of the National Association of Real Estate Investment Trust's ("NAREIT") Total Return Index (the "Index"). The Fund seeks to achieve its objective by investing in the equity securities that comprise a proprietary sub-index developed and maintained by the Adviser known as The GrandView REIT Index (the "Sub-Index"). The Fund intends to be as fully invested at all times as is reasonably practicable and will attempt to approximate the weightings of the securities held in its portfolio to the weightings of the securities in the Sub-Index.

The Trust expects there will be a close correlation between the Fund's performance and that of the Index and Sub-Index in both rising and falling markets. Over the long term, the Adviser will seek a correlation of 0.90 or better. A correlation of 1.0 would indicate a perfect correlation. If a correlation of 0.90 or better is not achieved, the Board of Trustees of the Trust will review with the Adviser methods for increasing the correlation, such as through adjustments in securities holdings of the Fund. Factors such as the size of the Fund's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, and the extent and timing of cash flows into and out of the Fund, are expected to account for the differences between the Fund's performance and that of the Index and Sub-Index.

The Sub-Index was developed and is maintained by the Adviser. It currently consists of the equity securities of 60 REITs which, as of March 31, 1997, represented approximately 69% of the total market capitalization of all REITs which are publicly traded in the United States and includes REITs within each of thirteen industry sectors identified by the Adviser. The Adviser reviews and revises the composition of the Sub-Index no less frequently than semiannually based on objective market capitalization criteria. More information about the Sub-Index appears in "Investment Policies" in the Statement of Additional Information.

The REIT Index Fund is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of the securities included in the Sub-Index. Moreover, inclusion of a security in the Sub-Index does not imply an opinion by the Adviser as to the merits of that specific security as an investment.

Realty Growth Fund

The primary investment objective of the Realty Growth Fund is long-term growth of capital. Current income is a secondary objective. In selecting investments for the Fund, the Adviser will emphasize equity securities of the real estate industry which it believes exhibit above average growth prospects. Such securities may include securities of real estate industry companies or REITs that are large, well capitalized, and in favor; real estate industry companies or REITs that are out of favor and/or the Adviser believes are undervalued; and real estate industry companies or REITs that the Adviser believes have significant "turnaround" potential. In determining whether a security meets any of these requirements, the Adviser may take into account price-earnings ratios, cash flows, relationships of asset value to market prices of the securities, interest or dividend payment histories and other factors which it believes to be relevant. The Adviser may determine that a company has "turnaround" potential based on, for example, changes in management or financial restructurings.

Other Eligible Investments

     Debt Securities of Real Estate Industry Companies. The Realty Growth Fund may invest in debt securities of real estate industry companies, but the Fund may not invest more than 25% of its assets in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or securities not rated by Moody's, Standard & Poor's or Fitch which the Adviser deems to be of equivalent quality. Debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's or Fitch (or comparable unrated securities), are commonly called "junk bonds" and are considered speculative, and payment of principal and interest thereon may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or Fitch). The Realty Growth Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal or interest. See Appendix B for a description of the characteristics of lower-rated debt securities and associated risks. A description of the corporate debt ratings assigned by Moody's, Standard & Poor's and Fitch is contained in Appendix A.

     Mortgage-Backed Securities. The Realty Growth Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). See Appendix B for a description of the characteristics of Mortgage-Backed Securities and associated risks.

     Short-Term Investments. Each Fund may invest in short-term investments consisting of corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-l, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-l, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; securities of registered investment companies, to the extent permitted by the Investment Company Act of 1940; and repurchase agreements. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Certain Other Investment Practices

See Appendix B for more information about the Funds' permitted investments and investment practices and associated risks. The Funds will not necessarily invest or engage in each of the investments and investment practices described in Appendix B but reserve the right to do so to the extent applicable to each Fund. Some of the investments and investment practices described in Appendix B are limited to the Realty Growth Fund and will not be engaged in by the REIT Index Fund. Investors should note that certain of the investments and investment practices described in Appendix B may be considered to be, or involve the use of, derivatives. See "Risks of Investing - Derivatives" below.

Risks of Investing

An investment in each of the Funds involves risks. There is no assurance that either Fund will achieve its investment objectives. An investment in either Fund, and even an investment in both Funds, should not be viewed as a complete investment program. Some of the risks of investing in the Funds are summarized below.

     Changes In Net Asset Value. Each Fund's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates, the value of debt and other income-producing securities generally declines, and during periods of falling interest rates, the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

     The Real Estate Industry. Although the Funds do not invest directly in real estate, each Fund invests primarily in securities of real estate industry companies, and, therefore, an investment in each of the Funds is subject to risks associated with the ownership of real estate. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     Real Estate Investment Trusts. Each Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property). REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Company Act of 1940. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities. When a shareholder invests in real estate indirectly through a Fund, the shareholder's return will be reduced not only by his or her proportionate share of the expenses of the Fund, but also, indirectly, by similar expenses of the REITs in which the Fund invests.

     Realty Growth Fund: Growth-Oriented Investments. Securities such as those in which the Realty Growth Fund may invest which offer the potential for significant capital appreciation may also be subject to greater risks and volatility than other securities. Equity securities which the Adviser believes are undervalued may fail to increase or may decline in value. Similarly, companies which the Adviser believes have "turnaround" potential may fail to do so, as a result of many factors, including economic conditions, inadequate financing and actions taken by creditors.

     Derivatives. As noted above, each Fund may invest or engage in the investments and investment practices described in Appendix B. Certain of those investments and investment practices may be considered to be, or involve the use of, derivatives. Investment in derivatives may involve concepts that have not been fully tested by market events. Investment in derivatives may also have the effect of increasing a Fund's exposure to interest rate risk, or of altering the Fund's portfolio composition. For example, a relatively small investment in futures contracts on an index can allow the Fund to control a substantial block of stock, and the Fund will be subject to fluctuations in the prices of such stocks out of proportion to its investment in the contract. Some derivative instruments may be illiquid, particularly in the case of more specialized derivatives, or derivatives linked to relatively illiquid markets. Investment in derivatives may present a risk of counterparty default, i.e., that the other party to the transaction will default on its obligations with respect to the derivative instruments. Although the Adviser will consider the creditworthiness of counterparties, and try to minimize the Fund's exposure to any particular counterparty, this may be difficult or impossible to accomplish.

     Certain Investment Practices. The Funds may invest or engage in the investments and investment practices described in Appendix B to the extent applicable to each Fund. These investments and investment practices involve risks, certain of which are described in Appendix B.

Realty Growth Fund: Non-Diversified Status

The Realty Growth Fund is "non-diversified" for purposes of the Investment Company Act of 1940. As a non-diversified mutual fund, this Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Like most other registered investment companies, however, this Fund, like the REIT Index Fund, intends to qualify as a "regulated investment company" under the Internal Revenue Code and therefore will be subject to diversification limits, which generally require that, as of the close of each quarter of its taxable year, (i) no more than 25% of its assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of those assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

Portfolio Turnover

The Adviser generally avoids market-timing or speculating on broad market fluctuations. Therefore, the Funds will generally be substantially fully invested at all times. It is anticipated that the portfolio turnover rate of the REIT Index Fund and the Realty Growth Fund will not exceed 50% and 200%, respectively, in the coming year. Changes in the portfolio of the REIT Index Fund will be effected primarily to accommodate cash flows into and out of the Fund and changes in the GrandView REIT Index. Although each of the Funds generally seeks to invest for the long term, changes in a Fund's portfolio will be made when determined to be advisable, and usually without reference to the length of time a security has been held. The amount of a Fund's brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. The portfolio turnover rate for each Fund since inception is set forth under "Financial Highlights" above.

Portfolio Transactions

Orders for the Funds' portfolio securities transactions are placed by the Adviser, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether a broker-dealer provides investment research or brokerage services or sells shares of the Funds. See the Statement of Additional Information for a further description of the Adviser's brokerage allocation practices.

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow from banks and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of the Fund's total assets for extraordinary or emergency purposes (e.g., to meet redemption requests) and a limitation that no Fund may purchase securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. Certain of these specific restrictions may not be changed without shareholder approval. Except as otherwise indicated, a Fund's investment objectives and policies may be changed by the Board of Trustees without shareholder approval. If a percentage restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage resulting from changes in a Fund's portfolio securities will not be a violation of policy.

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees has overall responsibility for the management and supervision of the Funds. A majority of the Trustees are not "interested persons" of the Trust as defined in the Investment Company Act of 1940. The Statement of Additional Information contains more information about the Trustees and executive officers of the Trust.

Adviser

GrandView Advisers, Inc. (the "Adviser") manages the Funds' assets pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to policies set by the Trust's Board of Trustees, the Adviser makes the investment decisions for the Funds. The Adviser is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Board of Trustees, and it provides certain executive personnel to the Funds. Winsor H. Aylesworth, Lucille C. Carlson and David F. Wolf, who are all directors, officers, and shareholders of the Adviser, serve as co-portfolio managers for the Funds. They have served in such capacity for the Funds since commencement of operations of the Funds on July 3, 1995. They collectively have over 50 years experience in the commercial real estate finance and management and securities businesses.

Winsor H. Aylesworth, President, Treasurer, Director, and the controlling shareholder of the Adviser, has had over ten years of experience with Bank of Boston Corporation and Bank of Boston Connecticut. At Bank of Boston, Mr. Aylesworth's responsibilities included forming and managing workout and OREO groups and overseeing the disposition of real estate properties and other assets by the OREO groups. Mr. Aylesworth was also responsible for managing Bank of Boston Corporation's Florida Loan Production Office and for overseeing the granting of construction loans on investment grade real estate. Lucille C. Carlson, Executive Vice President and a Director of the Adviser, has managed cases on non-performing assets, including loan restructuring and OREO management and disposition, for Bank of Boston Connecticut. Ms. Carlson has served as a real estate asset management officer, managing an institutional grade real estate portfolio comprised of commercial property and other portfolios consisting of real estate property and mortgages for John Hancock Properties Inc. and Cigna Investments Inc., and has served as a securities and equity analyst. David F. Wolf, Executive Vice President and a Director of the Adviser, has over eight years of experience as a financial consultant, serving as a consultant for John Hancock Financial Services and Shearson Lehman Brothers. Mr. Wolf has acted as an account executive for NCNB Securities and has professional experience in the areas of real estate developing, lending, workouts and asset management.

Mr. Aylesworth, Ms. Carlson and Mr. Wolf also control WHA Enterprises, Inc., which since 1991 has published a monthly newsletter on the REIT industry known as The Winsor Report. The Adviser was organized in March, 1995 and has no previous experience as an investment adviser.

For its services under the Advisory Agreements, the Adviser receives the following investment advisory fees, which are accrued daily and paid monthly, expressed as a percentage of the applicable Fund's average daily net assets on an annualized basis for its then-current fiscal year:

         REIT Index Fund                             0.35%
         Realty Growth Fund                          1.00%

The Adviser has voluntarily agreed to waive the investment advisory fees payable by the Funds and reimburse other operating expenses to the extent needed to limit each Fund's expenses to the percentage of its average net assets shown below:

         REIT Index Fund                             1.05%
         Realty Growth Fund                          2.00%

This agreement applies for the fiscal year ending March 31, 1998, and there is no assurance that it will be extended after that date.

The Adviser has voluntarily waived its fee and reimbursed a portion of each Fund's operating expenses for the fiscal year ended March 31, 1997. The total fees waived amounted to $2,126 and $5,537, respectively, and expenses reimbursed amounted to $37,598 and $35,736, respectively, for the REIT Index Fund and the Realty Growth Fund, respectively.

Administrator

The Nottingham Company (the "Administrator") serves as the administrator and fund accounting agent for the Funds. These administrative services include providing general office facilities; supervising the overall administration of the Funds; maintaining books of account and calculating the daily net asset value of shares of the Funds; and providing persons satisfactory to the Trustees to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator.

For these services, the Administrator receives Fund administration fees accrued daily and paid monthly of 0.225% of the average daily net assets of the REIT Index Fund up to $25,000,000, 0.200% of such average daily net assets in excess of $25,000,000 up to $50,000,000 and 0.175% of such average daily net assets in excess of $50,000,000, and 0.300% of the average daily net assets of the Realty Growth Fund up to $25,000,000, 0.275% of such average daily net assets in excess of $25,000,000 up to $50,000,000 and 0.225% of such average daily net assets in excess of $50,000,000. The Administrator receives, in addition, for its shareholder recordkeeping, securities pricing and blue sky administration services, a fee from each Fund equal to $9.00 per shareholder per year, $0.15 per equity holding per pricing day (with slightly higher fees per debt and asset or mortgage-backed securities) (waived for the REIT Index Fund) and $150 per year for each state in which the Trust's shares are registered or qualified. The Administrator also charges a minimum fund accounting fee of $1,200 per Fund per month (which base fee is scheduled to increase to $1,500 per Fund per month beginning October 1, 1997). The Administrator was established as a North Carolina corporation in 1988. Frank P. Meadows, III is the managing director and controlling shareholder of the Administrator.

Transfer Agent

North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Funds.

The Transfer Agent was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

Custodian

The custodian of the assets of each of the Funds is First Union National Bank of North Carolina (the "Custodian"). Securities of the Funds may also be held by a sub-custodian bank approved by the Trustees.

Distributor

Capital Investment Group, Inc. (the "Distributor") is the distributor of shares of each of the Funds. The Distributor receives commissions on the sale of shares of the Funds and may also receive fees and reimbursement for certain expenses under the Trust's Distribution Plan described below. See "Information About Fund Shares--How to Purchase Shares."

The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-l under the Investment Company Act of 1940. Under the Distribution Plan, the Trustees may authorize the periodic payment of up to 0.25% annually of each Fund's average daily net asset value for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells shares of the Funds may not exceed 0.25% of the shares' average annual net asset value. The Trust has not imposed this fee previously with respect to the REIT Index Fund. The Trust intends to begin imposing this fee with respect to the REIT Index Fund, effectively 60 days from the date of this Prospectus.

Payments under the Distribution Plan will be made to the Distributor and others to finance activities primarily intended to result in the sale of shares of the Funds and/or the servicing of shareholder accounts. The Distribution Plan may not be amended to increase materially the amount that may be paid pursuant to the Distribution Plan from the assets of a particular Fund without the approval of the shareholders of that Fund. The continuation of the Distribution Plan must be considered by the Board of Trustees annually. For the fiscal year ended March 31, 1997, the Funds expended no amounts under the Distribution Plan.

David F. Wolf, a registered representative of the Funds' Distributor, may receive brokerage commissions from the Distributor, and may receive payments under the Distribution Plan, in connection with sales of shares of the Funds and/or the servicing of shareholder accounts. Mr. Wolf is a Vice President of the Trust and is an Executive Vice President and a Director of the Adviser.

Expenses

In addition to amounts payable as described above, each Fund is responsible for its own expenses and its allocable share of the expenses of the Trust, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, governmental fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also liable for any nonrecurring expenses as may arise, such as litigation to which a Fund may be a party. Each Fund may be obligated to indemnify the Trustees and officers of the Trust with respect to such litigation. As described above under "Adviser," the Adviser has voluntarily agreed to waive investment advisory fees and reimburse other operating expenses to the extent needed to limit each Fund's expenses for the fiscal year ending March 31, 1998.

                          INFORMATION ABOUT FUND SHARES

How to Purchase Shares

An investor may purchase shares of each Fund at the public offering price directly through the Distributor or from a securities firm or broker-dealer having a sales agreement with the Distributor or a bank having an agency agreement with the Distributor. Except as provided below, the minimum initial investment is $1,000. The minimum initial investment for a tax-deferred retirement plan (such as an Individual Retirement Account (IRA), Keogh or 401(k)
Plan)  is $250.  The  minimum  initial  purchase  under  the  Trust's  Automatic
Investment Plan is $50. The minimum additional investment for any account is $50. The Funds may, in the Adviser's sole discretion, accept accounts or investments with less than the stated minimum investment.

     Purchases by Mail. Investors may purchase shares of a Fund by completing and signing the Account Application accompanying this Prospectus and mailing it, along with a check (or other negotiable bank instrument or money order) payable to the Fund in which shares are being purchased, to:

      GrandView Investment Trust
      107 North Washington Street
      P.O. Box 4365
      Rocky Mount, North Carolina  27803-0365

     Purchases by Wire. Investors may also purchase shares of a Fund by bank wire. Prior to making an initial or additional investment by wire, an investor should telephone the Fund at 1-800-773-3863. Investments by wire will not be accepted until an Account Application has been received by mail or facsimile. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     First Union National Bank of North Carolina
     Charlotte, North Carolina
     ABA No. 053000219
     FBO:
         GrandView REIT Index Fund
         Account No. 2000000861865
                   or
         GrandView Realty Growth Fund
         Account No. 2000000861784
     For further credit to:  [shareholder name and social security or tax identification number]

     Automatic Investment Plan. The Trust's Automatic Investment Plan enables shareholders to make regular or quarterly investment in shares of a Fund through automatic charges to their checking accounts. The minimum amount for initial and additional investments under the Automatic Investment Plan is $50.00. An investor may elect to participate in the Automatic Investment Plan by completing the appropriate section of the Account Application. A shareholder may change the amount of the investment or discontinue his or her participation in the Automatic Investment Plan at any time by writing to the Fund at the address shown on the back cover of this prospectus.

         Public Offering Price. The public offering price per share of a Fund is the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                                                       REIT Index Fund

                                                          Sales
                                                        Charge As             Sales
                                                        % of Net            Charge As        Dealer Allowance
              Amount of                                 Offering           % of Amount        As % of Public
              Purchase                                    Price             Invested          Offering Price

     Less than $100,000                                  3.00%                3.09%               2.50%
     $100,000 but less than $250,000                     2.25%                2.30%               1.75%
     $250,000 but less than $500,000                     1.50%                1.52%               1.00%
     $500,000 but less than $1 million                   0.75%                0.76%               0.25%
     $1 million or more                                  0.35%                0.35%               0.35%

                                                     Realty Growth Fund

                                                          Sales
                                                        Charge As             Sales
                                                        % of Net            Charge As        Dealer Allowance
              Amount of                                 Offering           % of Amount        As % of Public
              Purchase                                    Price             Invested          Offering Price

     Less than $100,000                                  4.50%                4.71%               4.00%
     $100,000 but less than $250,000                     3.75%                3.90%               3.25%
     $250,000 but less than $500,000                     2.75%                2.83%               2.25%
     $500,000 but less than $1 million                   2.00%                2.04%               1.50%
     $1 million or more                                  0.75%                0.76%               0.75%


A redemption fee of 1.00% is imposed in the event of a redemption of shares of the REIT Index Fund within six months after purchase, and of 0.50% in the event of a redemption of shares of the REIT Index Fund after six months but within twelve months of purchase. See "How to Redeem Shares."

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer allowance may be suspended, terminated, or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer allowance schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising campaigns regarding the Funds; and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

     Elimination of Sales Charges. No sales charge is payable for investments by certain group plans (see "Group Plans" below). Shares of each Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust; (b) current or former directors, officers, employees or sales representatives of the Adviser, the Administrator, the Transfer Agent, or the Distributor or their respective subsidiaries or affiliates; (c) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor; (d) members of the immediate families of any of the foregoing persons; (e) any trust, custodian, pension, profit-sharing or other benefit plan for any of the foregoing persons; (f) investment advisory clients of the Adviser or of any of its affiliates; (g) current subscribers to The Winsor Report, a report published by an affiliate of the Adviser; (h) clients of fee-based financial planners; (i) clients of a bank or registered investment adviser as to which the bank or adviser exercises exclusive discretionary investment authority or accounts held by a bank in a fiduciary, agency, custodial or similar capacity; (j) governmental agencies and authorities; (k) employee benefit plans qualified under Section 401 or 403 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of participants or plan assets established by the Trust; (l) tax-exempt organizations under Section
501(c)(3-13) of the Code; and (m) those investors who purchase shares without the services of a commissioned broker or agent. However, if purchased through various so-called "Fund Supermarkets" using the services of a broker or agent, investors may be subject to various fees and charges. Shares of a Fund so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. Elimination of a sales charge is conditioned on the receipt by the Distributor of written notification of eligibility. Shares of a Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced Sales Charge Plans.

Purchases by Family Members. Purchases of shares of the Funds by (i) an individual, (ii) an individual, his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust, estate or fiduciary account or related trusts or accounts, including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code, may be aggregated for purposes of determining eligibility for reduced sales charges even though more than one beneficiary is involved.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of a Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Realty Growth Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $50,000 would pay a sales charge of 3.75% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application as well as in the Statement of Additional Information.

Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

     Additional Information About Purchases. In order to promote selling efforts and to compensate dealers and banks for providing continuous services for their clients, including processing purchase and redemptions transactions, establishing shareholder accounts and providing certain information and assistance with respect to the Funds, the Distributor may pay a periodic service fee to qualified broker-dealers and banks. Payment of the service fee is conditioned upon agreement by the broker-dealer or banks to assign an active representative to each account and to meet other conditions designed to ensure continuing service. The service fee may be discontinued or revised at any time, and it will automatically terminate upon the termination of the Distribution Plan described under "Distribution Plan." If authorized by the Board of Trustees, the service fee, which will not exceed 0.25% of the value of the client's account, will be accrued daily and paid quarterly. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank were prohibited from acting in any capacity or providing any of the described services, the Trust would consider what action, if any, would be appropriate.

An order to purchase shares is not binding on, and may be rejected by, the Trust or the Distributor until it is confirmed in writing by the Distributor and payment has been received. The Trust and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of a Fund for a period of time. Under certain circumstances, the Trust may permit an investor to pay for the purchase of Fund shares by delivering securities to the Trust, if in the judgment of the Adviser such securities are suitable for investment by the applicable Fund. For this purpose, securities will be valued as set forth below under "Net Asset Value and Pricing of Orders" as of the day on which the purchase order is accepted.

Shares of the Funds may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Documentation for these types of plans is available from the Funds' Custodian. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Net Asset Value and Pricing of Orders

Shares of each Fund are sold at their public offering price, which is the net asset value per share plus the applicable sales charge, if any. Net asset value per share of a Fund is determined by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, at 4:00 p.m. New York time.

Securities are valued at the last quoted sale price, at the time the valuation is made, on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. All assets of a Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith at the direction of the Trustees.

An order for shares received by a broker-dealer or bank prior to 4:00 p.m. New York time is effected at the offering price determined at such time on the day the order is received. It is the responsibility of broker-dealers and banks to transmit orders promptly so that they will be received by the Distributor. An order received by a broker-dealer or bank after 4:00 p.m. New York time will be confirmed at the offering price as of 4:00 p.m. New York time on the next trading day.

An order to purchase shares is not binding on, and may be rejected by, the Trust or the Distributor until it has been confirmed in writing by the Distributor and payment has been received.

How to Exchange Shares

Shares of each Fund may be exchanged for shares of the other Fund. No initial sales charge is imposed on shares being acquired through an exchange unless the sales charge of the Fund being exchanged into is greater than the current sales charge of the original Fund, such as an exchange of shares of the REIT Index Fund for shares of the Realty Growth Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No redemption fee is imposed on shares being disposed of through an exchange; however, a redemption fee may apply to redemptions of shares acquired through an exchange of shares of the REIT Index Fund at the rate which would have been applicable if the shareholder had continued to hold shares of the REIT Index Fund.

Shareholders must place exchange orders through the Funds and may do so by telephone if their Account Applications so permit. For more information on telephone transactions see "How to Redeem Shares" below. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Funds. See "Net Asset Value and Pricing of Orders" above. Shares of the Funds may be exchanged only after payment for the shares in good funds has been made.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details.

An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


How to Redeem Shares

Shares of the Funds may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Funds, subject to any applicable redemption fee and possible charges for wiring redemption proceeds. Shares may also be redeemed through a broker-dealer or bank, which may charge a fee for its services. Any redemption proceeds may be more or less than the original purchase price for the shares, depending on the market value of the Funds' portfolio securities.

Redemption by Mail. A written request for redemption must be addressed to the applicable Fund, 107 North Washington Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, and must include:

1. your letter of instruction or a stock assignment specifying the Fund from which shares are to be redeemed, the account number and the number of shares or dollar amount to be redeemed, signed by all registered shareholders in the exact names in which they are registered.

2.       Any required signature guarantees.

     Redemption By Telephone. Shares may be redeemed by telephone if the shareholder elects that option on the Account Application and if the shareholder confirms redemption instructions in writing. Telephone redemption requests may be made by calling the Funds at (800) 773-3863. Written confirmation of redemption requests may be made by facsimile at (919) 972-1908. Confirmations should include all of the information specified above for redemptions by mail.

A shareholder may not close his or her account by telephone. During periods of drastic economic or market changes or severe weather or other emergencies, a shareholder may find it difficult to implement a telephone redemption. If such a case should occur, another method of redemption, such as written requests sent via an overnight delivery service, should be considered. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking his or her name, address, telephone number, Social Security number and account number. If these or other reasonable procedures are not followed, the applicable Fund or the Transfer Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to redemption by telephone.

     Signature Guarantees. If a shareholder requests a redemption for an amount in excess of $50,000, a redemption of any amount to be payable to anyone other than the shareholder of record, or a redemption of any amount to be sent to any address other than the shareholder's address of record (or in the case of redemptions by wire, other than as provided in the shareholder's Account Application), all account holders must sign a written redemption request, and the signatures must be guaranteed by a member bank of the Federal Reserve System, a savings and loan association or credit union (if authorized under state law), or by a member firm of a domestic stock exchange.

     Payment of Redemptions. Redemption proceeds are normally paid by check within seven days after receipt of a redemption request. If a shareholder requests a redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to fifteen days from the date of purchase.

Proceeds of redemption can also be wired to a shareholder's bank ($5,000 minimum). Shares may not be redeemed by wire on days on which the shareholder's bank is not open for business. The Funds in their discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Funds $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from a shareholder's account by redemption of shares in the shareholder's account. A shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Reinstatement Privilege. Shareholders who have redeemed shares of any Fund may reinstate their account without a sales charge up to the dollar amount redeemed (but without any credit for any redemption fee paid on redemptions on shares of the REIT Index Fund) by purchasing shares of the same Fund within 30 days after the redemption. The availability of this privilege is conditioned on the receipt by the Distributor of written notification of eligibility.

     Systematic Withdrawal Plan. A shareholder who holds shares of the Funds having a net asset value of at least $10,000 may direct the Funds to send him or her a regular monthly or quarterly check in a designated amount of not less than $100. To establish a Systematic Withdrawal Plan, a shareholder should complete the appropriate section of the Account Application or write or call the Funds (see back cover for address and telephone number).

     Redemption Fee--REIT Index Fund. Redemptions of shares of the REIT Index Fund made within six months of purchase are subject to a redemption fee in the amount of 1% of the net asset value of the shares redeemed. Redemptions of shares of the REIT Index Fund made between six and twelve months after purchase will be subject to a redemption fee of 0.50% of the net asset value of the shares redeemed. No redemption fee is imposed if the proceeds are immediately invested in shares of the Realty Growth Fund, but a further redemption of shares of the Realty Growth Fund may result in a redemption fee at the rate which would have been applicable if the shareholder had continued to hold shares of the REIT Index Fund. A redemption fee that would otherwise be imposed will be waived if the redemption is made within 60 days of notice being given to the shareholder that the applicable Fund is changing its investment objective. A redemption fee will also be waived for accounts set up as "omnibus" accounts by various organizations approved by the Trust and may be reduced or waived under other circumstances if approved by the Trust. All redemption fees are payable to the applicable Fund.

     Other Information About Redemptions. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder (and not solely because of market declines), the account of the shareholder in the Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. This redemption provision will not apply to shareholders who currently are participants in the Trust's Automatic Investment Plan. Before a Fund exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount. An account established under a tax-deferred retirement program may be subject to involuntary redemption as described above only if the account has a value of less than $250, the minimum initial purchase amount for such accounts.

The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

Dividends and Distributions

Substantially all of each Fund's net income is paid to its shareholders of record as a dividend quarterly on or about the last business day of each March, June, September and December.

Each Fund's net realized short-term and long-term capital gains, if any, will generally be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds. There is no fixed dividend rate for the Funds, and there can be no assurance as to the payment of any dividends or the realization of any gains.

Unless shareholders specify otherwise, all distributions from a Fund will be automatically reinvested in additional shares of the Fund at their net asset value without a sales charge.

A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.




Tax Matters

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund intends to meet requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Each Fund will generally distribute all of its net investment income and realized gains at least annually.

For the fiscal year ended March 31, 1997, each Fund was considered a "personal holding company" under the Code since 50% of the value of each Fund's shares was owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a result, each Fund was unable to meet the requirements for taxation as a regulated investment company and will be unable to meet such requirements as long as it is classified as a personal holding company. As a personal holding company, each Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. For the fiscal year ended March 31, 1997, however, no provision was made for federal income taxes since substantially all taxable income was distributed to shareholders. For the current fiscal year, each Fund anticipates that either it will qualify as a regulated investment company under the Code or, if still considered a personal holding company, it will distribute substantially all of its taxable income for the current fiscal year to shareholders in order to avoid federal income taxes.

Fund dividends and capital gain distributions are subject to federal income tax, and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year, including the portion, if any, taxable as ordinary income, the portion taxable as long-term capital gain, the portion representing a return of capital (which is generally free from income tax, but results in a basis adjustment) and the amount, if any, of federal income tax withheld.

Each Fund is required by federal law to withhold and remit to the Internal Revenue Service 31% of the dividends, capital gain distributions, and in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividends or interest income, or who fails to provide certification of a tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. To avoid this withholding requirement, shareholders must certify on their Account Application, or on a separate W-9 Form supplied by the Funds, that their taxpayer identification number is correct and that they are not currently subject to backup withholding, or they are exempt from backup withholding. For individuals, their taxpayer identification number is their social security number.

Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

Performance Information

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. These total rates of return quotations may be accompanied by quotations which do not reflect the reduction in value of the investment due to sales charges, and which are thus higher.

Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment.
A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Description of Shares and Voting Rights

The Trust is an open-end management investment company which was organized on February 6, 1995, as a Massachusetts business trust under a Declaration of Trust (the "Declaration of Trust"). Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of beneficial interest. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series without further action by shareholders. The Funds are the only current series of the Trust. Additional series may be added in the future. The Trustees also have authority to classify or reclassify shares of any series or portfolio into one or more classes.

When issued, shares are fully paid and nonassessable. In the event of liquidation, shareholders of a Fund are entitled to share pro rata the net proceeds of the sale of the Fund's assets after payment of the liabilities of the Fund. All shares entitle their holders to one vote per share and have no preemptive, subscription or conversion rights.

Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Declaration of Trust contains provisions intended to limit such liability and to provide indemnification out of property of a Fund of any shareholder charged or held personally liable for obligations or liabilities of that Fund solely by reason of being or having been a shareholder of that Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Unless otherwise required by the Investment Company Act of 1940, ordinarily it will not be necessary for the Trust or any Fund to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. The Board of Trustees, however, will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

As of June 4, 1997, the following person owned of record or beneficially more than 25% of the shares of the Funds: FTC & Co., P. O. Box 173736, Denver, CO 80217, record holder with respect to 25.38% of the REIT Index Fund. Accordingly, this person may be deemed to be a "controlling person" of such Fund within the meaning of the Investment Company Act of 1940.

In the interest of economy and convenience, the Funds do not issue certificates representing Fund shares. Instead, the Funds maintain a record of each shareholder's ownership.


The Statement of Additional Information dated the date hereof contains more detailed information about the Funds, including information related to (i) investment policies and restrictions; (ii) Trustees, officers, the Adviser, Administrator, Transfer Agent, Distributor, and Custodian; (iii) securities transactions; (iv) the Funds' shares, including rights and liabilities of shareholders; (v) the method used to calculate performance information; (vi) programs for the purchase of shares; and (vii) the determination of net asset value.

                     APPENDIX A: DESCRIPTION OF BOND RATINGS

The following descriptions of ratings of Moody's Investors Service, Inc., Standard & Poor's Rating Group and Fitch Investors Service, Inc. are based on descriptions published by the rating agencies. Ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best of bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, Al, Baa1 and B1.

Standard & Poor's Ratings Group1

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligations as a matter of policy.

Fitch Investors Service, Inc.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC:  Bonds  have  certain  identifiable   characteristics  which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                    APPENDIX B: CERTAIN INVESTMENT PRACTICES

This Appendix provides a brief description of certain securities in which the Funds may invest and certain practices in which they may engage. Some of the investments and investment practices described in Appendix B are limited to the Realty Growth Fund and will not be engaged in by the REIT Index Fund. For a more complete discussion of certain of these securities and practices, see
"Investment Objectives, Policies and Risk Factors" in this Prospectus and "Investment Policies and Restrictions" in the Statement of Additional Information.

Mortgage-Backed Securities and Associated Risks

The Realty Growth Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"). The Realty Growth Fund also may invest in other types of Mortgage-Backed Securities that may be available in the future, but not without first amending this Prospectus to disclose the specific types of securities and their attendant risks.

     Guaranteed Mortgage Pass-Through Securities. The Realty Growth Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. The Realty Growth Fund may also invest in CMOs and REMIC pass-through  or  participation  certificates,  which  may be issued  by,  among others, U.S Government agencies and instrumentalities. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.
Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

     Stripped Mortgage-Backed Securities. The Realty Growth Fund may invest in SMBS, which are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the interest only class) while the other class will receive all of the principal (the principal only class). The staff of the SEC considers privately issued SMBS to be illiquid.

     Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Realty Growth Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Realty Growth Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Realty Growth Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Lower-Rated Debt Securities and Associated Risk Factors

The Realty Growth Fund may invest up to 25% of its total assets in debt securities which may be rated below Baa by Moody's or BBB by Standard & Poor's or Fitch or which, if unrated, are of comparable quality as determined by the Adviser. Debt securities rated Ba or below by Moody's or BB or below by Standard & Poor's or Fitch (or comparable unrated securities), commonly called "junk bonds," are considered speculative and payment of principal and interest thereon may be questionable. In some cases, such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade debt securities (i.e., debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or Fitch). The Realty Growth Fund will not invest in debt securities rated lower than Caa by Moody's or CCC by Standard & Poor's or Fitch or equivalent unrated securities. Debt securities rated Caa by Moody's or CCC by Standard & Poor's or Fitch, and equivalent unrated securities, are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal or interest.

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Realty Growth Fund.

Foreign Investments

The Realty Growth Fund may invest up to 10% of its total assets in equity and debt securities of foreign real estate companies. See "Foreign Real Estate Companies and Associated Risks" in the Statement of Additional Information.

Repurchase Agreements

Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet it current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans may be callable at any time and must be continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's net assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, a Fund could experience delays in recovering either the securities lent or cash. The Fund could experience a loss to the extent that the value of the securities lent has increased or the value of the securities purchased has decreased in the meantime.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. The Board of Trustees of the Trust has ultimate responsibility of ascertaining a fair value for illiquid securities in which a Fund invests. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Illiquid securities may include privately placed restricted securities for which no institutional market exists.

     Restricted Securities and Private Placements. Each Fund may purchase restricted securities that are not registered for sale to the general public, but which can be resold to "qualified institutional buyers." Qualified institutional buyers must meet certain size tests. Institutional trading in restricted securities is relatively new, and the liquidity of a Fund's investments could be impaired if trading declines. The Board of Trustees of the Trust will determine the liquidity of such restricted securities, based on the trading market for the specific security. Provided that the Board retains oversight, the Board may delegate this task to the Adviser. If the Board or the Adviser determines that a sufficient trading market in such securities exists, restricted securities will not be treated as illiquid securities for purposes of a Fund's investment limitations.

"When-Issued" Securities

In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to a Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, a Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. Furthermore, in purchasing securities on a "when-issued" basis, the Fund bears the risk that the value of the securities at the time of its purchase may be lower than the cost which the Fund must pay for the securities. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Limitations and Risks Associated with Transactions in Options and Futures Contracts

Each Fund may employ certain management techniques including options on securities indices, futures contracts and options on futures contacts. Each of these management techniques involves transaction costs as well as (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform less well than if such positions had not been entered. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counter-party to the Option will not fulfill its obligations. A Fund will treat purchased over-the-counter options as illiquid securities. The use of options and futures contracts are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. Except as set forth below under "Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options. A Fund may not invest more than 5% of its total assets in purchased options other than protective put options.

A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

     Options on Securities Indices. Each Fund may purchase put and call options on securities indices that are based on securities in which it may invest to manage cash flow and to manage its exposure to stocks instead of or in addition to, buying and selling stock. A Fund may also purchase options in order to hedge against risks of market-wide price fluctuations.

A Fund may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

A Fund may purchase call options on securities indices in order to remain fully invested in a particular stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

A Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in an option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid.

     Futures Contracts and Options on Futures Contracts. To hedge against changes in securities prices or interest rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging or other non-hedging purposes as are permitted by regulations of the Commodity Futures Trading Commission.

A Fund may not purchase or sell non-hedging futures contracts or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities and currencies, require the Fund to segregate assets to cover such contracts and options.

                               THE GRANDVIEW FUNDS



                     Series of GrandViewSM Investment Trust

                                   PROSPECTUS
                                December 31, 1997

                            GrandView REIT Index Fund
                          GrandView Realty Growth Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-773-3863

                               INVESTMENT ADVISER
                            Grandview Advisers, Inc.
                               Post Office Box 164
                    East Glastonbury, Connecticut 06025-0164

                      ADMINISTRATOR & FUND ACCOUNTING AGENT
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      DIVIDEND DISBURSING & TRANSFER AGENT
                    North Carolina Shareholder Services, LLC
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-773-3863

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                        1021 East Cary Street, Suite 1900
                          Richmond, Virginia 23219-4023



1Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                       SUPPLEMENT DATED JANUARY 1, 1998 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 25, 1997

                        GrandView S&P(R) REIT Index Fund
                          GrandView Realty Growth Fund



                                    Series of
                           GrandView Investment Trust
                          105 North Washington Street,
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                            Telephone 1-800-773-3863




The Statement of Additional Information dated July 25, 1997 of the GrandView Investment Trust is hereby amended as follows:

1. The name of the GrandView REIT Index Fund is changed to the GrandView S&P(R) REIT Index Fund.

2. The date of the Prospectus is January 1, 1998.

3.  The  second   paragraph   under   "Investment   Objectives,   Policies   and
Restrictions--Investment Objectives" is deleted and there is substituted in lieu thereof the following:

"The investment objective of the S&P(R) REIT Index Fund is to provide its investors with investment results corresponding to the performance of the S&P(R) REIT Index by investing in the stocks included in the Index."

4. The second and third paragraphs and the GrandView REIT Index Composition under "Investment Objectives, Policies and Restrictions--Investment Policies" are deleted and there is substituted in lieu thereof the following:

"The investment objective of the S&P(R) REIT Index Fund is to provide investment results corresponding to the performance of the S&P(R) REIT Index (the "Index") by investing in the stocks included in the Index. The Fund attempts to duplicate the investment results of the Index, which is made up of approximately 100 stocks constituting a representative sample of all publicly-traded REITs."

5. The seventh paragraph under "Performance Information" is hereby supplemented with the following additional information:

"Each Fund may also compare its performance to the S&P(R)Real Estate Investment Trust Composite Price Index (the "S&P REIT Index" or the "Index"), as a comparison to the REIT market."